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                                 FLAG INVESTORS
                                      FLAG
                                   INVESTORS
                                   TELEPHONE
                                     INCOME
                                      FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 1996

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

(bullet) As we enter 1997, we see overlooked values in the local telephone companies similar to those in the early 1980s when the Fund was established. In addition, we are excited about opportunities in other telecommunications areas.

(bullet) Your Fund has significantly outperformed the "original" AT&T--AT&T,
         Regional Bell Operating Companies (RBOCs) and spin-offs--since inception. In an evolving industry, our conservative yet flexible investment approach has enabled us to generate these favorable, comparable results.

(bullet) The Telecommunications Act of 1996 is just one example of an industry event that has altered the course of telecommunications since the AT&T breakup. Industry changes such as this legislation create investment opportunity, and we are optimistic about the current potential.

(bullet) Telecommunications is both large and diverse, making your Fund a "sector fund with a difference." We continue to see growth potential in both traditional services, such as long distance and local telephone, as well as in emerging segments of the industry.

"It's natural in every industry . . . when major changes take place . . . there's a lag as old investment models get replaced by new frameworks for growth. It's in these sort of gaps . . . between old perceptions and new realities . . . that the best investment opportunities are seized. The most fundamental investment fact for our industry today is that telecommunications is entering an era of unprecedented growth."

                            --Edward E. Whitacre, Jr.
                              Board Chairman and CEO
                              of SBC Communications Inc.

FUND PERFORMANCE
-------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares*
January 18, 1984-December 31, 1996

                      1984     $10,557  $11,503
                      1985      11,392   14,854
                      1986      12,227   18,539
                      1987      12,946   18,818
                      1988      13,650   22,563
                      1989      14,508   33,588
                      1990      15,196   31,053
                      1991      15,909   38,220
                      1992      16,559   42,976
                      1993      17,209   50,761
                      1994      17,890   47,551
                      1995      18,408   63,451
                      1996      18,857   71,989


Total Value of Investment
(income + appreciation) $71,989

Value of Original Investment
and Income Distributions $18,857




Average Annual Total Return*


                               Class A    Class B    Class D
Periods ended 12/31/96         Shares     Shares     Shares
-------------------------------------------------------------
One Year                        13.5%      12.6%      13.0%
Five Years                      13.5%       --         --
Ten Years                       14.5%       --         --
Since Inception                1/18/84    1/3/95     4/6/93
                               -------    ------     ------
(Annualized)                    16.5%      22.2%      11.9%


 *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 7.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------

Dear Shareholders:

     Your Fund's Class A Shares had a total return for 1996 of 13.5%, a respectable return, but lower than broader equity market indices. The Telecommunications Act, passed in early 1996, outlined the plan for full competition in the local telephone and long distance markets. Questions regarding the plan's implementation and its effect on telephone companies somewhat restrained telephone stock performance.

Opportunity in Unrecognized Value

     As we enter 1997, we believe the Telecommunications Act will result in a clearer view of fair competition and new growth opportunities for our key telephone company holdings. Moreover, their stock prices are at very attractive valuations. As investors who are attracted to the potential in undiscovered values, we are excited by the current opportunity, which is reminiscent of the uncertainties surrounding the telephone stocks in the early 1980s, when this Fund was created. In addition, other investments in long distance, foreign telecommunications, specialty services and telecommunications equipment are well-positioned in this expanding global market.

Long-Term Performance

     Since the 1984 breakup of AT&T (and the inception of the Fund), we have seen steady but gradual change in the telecommunications industry. Given the evolutionary nature of the industry, we have remained committed to a conservative, yet flexible, investment approach that has enabled us to significantly outperform the "original" AT&T (AT&T, RBOCs and spin-offs)2, as shown in the following table and in the mountain chart on page 1. In addition, your Fund's Class A Shares have had an annualized total return of 16.5% since inception.

------------------------------------------------------------------------------

Cumulative Total Return(1)
Flag Investors Telephone Income Fund vs. Original AT&T(2)

                                   One    Three    Five    Ten     Since
                                   Year   Years    Years  Years  Inception(3)
------------------------------------------------------------------------------
Flag Investors
  Telephone Income Fund--Class A  +13.5%   +41.8%  +88.4% +288.3%   +619.9%
Original AT&T                      -6.6%   +23.0%  +67.4% +212.3%   +555.0%

(1) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 7.
(2) AT&T and seven RBOCs and related spin-offs--AirTouch, Lucent and U.S. West Media Group.
(3) 1/18/84.

Portfolio Flexibility

     Industry changes, such as those being created by the recent
Telecommunications Act, often provide significant long-term investment opportunity. We have successfully managed the Fund through several such periods in the past, and flexibility is important. Although the RBOCs and major independent telephone companies have made up the core of the Fund's assets, the Fund was never intended to be a proxy for a telephone company index.

     We have often discussed the telephone companies' financial strengths and the advantages of an efficiently operated telephone network. However, we have also paid close attention to telephone companies' valuations relative to the Standard & Poor's 500 Index and have always been selective about the individual companies that we believe provide the greatest potential for long-term growth.

     The chart on page 4 highlights our telephone sector weightings during key periods of the Fund's history.

LETTER TO SHAREHOLDERS (CONCLUDED)
-------------------------------------------------------------------------------

Sector Weightings as a Percentage of Fund's Net Assets

                            12/31/84        12/31/89      12/31/93     12/31/96
-------------------------------------------------------------------------------
Local Telephone
 RBOCs                         55.7%          47.3%         20.9%        30.1%
 Independent Telephone Cos.     6.5%          13.8%          7.9%        18.3%
                               ----           ----          ----         ----
 Total Local Telephone         62.2%          61.1%         28.8%        48.4%
 Long Distance                  9.1%           9.5%         13.0%         8.0%
 Foreign Telecommunications     0.0%           3.7%         15.1%         7.8%
 Specialty Service & Equipment  0.0%           0.0%          7.0%        26.1%
 Total Telecommunications      71.3%          74.3%         63.9%        90.3%
                               ====           ====          ====         ====

     Our heavy telephone company weightings during the Fund's earlier years reflected a telephone group that was valued at a discount to the S&P 500 and generated higher relative earnings growth. During the 1990 to 1993 time frame, as telephone stock valuations approached or exceeded the S&P 500 and their earnings prospects lagged the ensuing earnings growth of the broader market, we reduced our position. Subsequently, as the earnings potential of the local exchange companies has improved again and valuations now understate their potential, we have increased our telephone company weightings. Importantly, forecasts of the S&P 500 earnings for 1997 and beyond reflect more normal increases of perhaps 6% to 8%, while we expect many of the telephone companies to have earnings that are significantly better in the 9% to 11% range.

A Sector Fund with a Difference

     Investing in such a large, diverse industry with strong growth prospects makes your Fund a "sector fund with a difference." Telecommunications affords us the flexibility, as shown in the above chart, to take advantage of opportunities in both traditional local telephone and long distance services as well as in emerging areas of telecommunications. Even the more mature segments demonstrate greater growth than the overall economy. Early estimates indicate that in 1996, the Gross Domestic Product grew at a 3% rate compared to an increase in local telephone access lines of nearly 4% and long distance volume of 8%. Solid industry fundamentals reflect a stable pricing environment and widespread acceptance of new applications that create higher usage of both wireline and wireless services. In addition to traditional local telephone and long distance service (worldwide revenues of $300 billion), there are new niche services and equipment businesses that are contributing to significant market expansion. In a global market that is increasingly dependent on both voice and data communications, it is apparent that telecommunications should continue to outpace GDP growth worldwide.

Telephone Companies Increasing Future Investments

     One of the great strengths of telephone companies has long been their ample cash flows. In order to improve their chances of success in this dynamic industry, the telephone companies have increased investments to generate new revenue and reduce costs. As many of these investments promise very high rates of return, we are supportive of those managements who have demonstrated the ability to allocate these resources wisely. SBC Communications (formerly Southwestern Bell) is a prime example through their early acquisition of cellular properties and foreign investments at very favorable prices. They have also shown good caution in their expenditures on less-proven technologies before adequate markets develop. We expect SBC to add further value through their pending merger with Pacific Telesis.

     If greater regulatory clarity emerges over the next year, as we expect it will, there may be an acceleration of opportunities for the telephone companies to invest in new facilities and related businesses. One aspect of an increased investment emphasis is that dividend growth may be further restrained and could affect the current dividend level of the Fund. Nevertheless, assuming our favored managements spend their cash flow wisely, we would expect the net result of their decisions to enhance the overall investment result for our shareholders.

     We are grateful for the continued support of our loyal shareholders. We remain most enthusiastic about the future of the industry and the investment opportunity for growth and income without taking undue risk.

Sincerely,

/s/ Bruce E. Behrens    /s/ Liam D. Burke            /s/ J. Dorsey Brown III
---------------------   ------------------------     -----------------------
Bruce E. Behrens        Liam D. Burke                J. Dorsey Brown, III
President               Executive Vice President     Executive Vice President

January 20, 1997

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
  Telecommunications Holdings                        Percent of Net Assets

  I. Regional Bell Operating Companies:
       (RBOCs)
       Ameritech Corporation                                  4.3%
       Bell Atlantic Corporation                              5.8
       BellSouth Corporation                                  1.7
       Pacific Telesis Group                                  9.2
       SBC Communications Inc.                                9.1
                                                             ----
                                                             30.1
 II. Independent Local Exchange Carriers:
       Cincinnati Bell Inc.                                   6.7
       GTE Corporation                                        6.8
       Southern New England Telecommunications Corporation    4.8
                                                             ----
                                                             18.3
III. Long Distance Telephone Companies:
       AT&T Corporation                                       1.8
       Excel Communications Inc.                              0.1
       Frontier Corporation                                   4.2
       LCI International Inc.                                 1.9
                                                             ----
                                                              8.0
 IV. Foreign Telephone Companies:
       BCE Inc.                                               3.2
       Telefonica de Espana SAADR                             1.6
       Telefonos de Mexico SA ADR                             3.0
                                                             ----
                                                              7.8
  V. Telecommunication Equipment Providers:
       BlackBox Corporation                                   2.8
       BroadBand Technologies Inc.                            0.8
       CellStar Corporation                                   0.4
       DSC Communications Corporation                         0.7
       General Instrument Corporation                         0.8
       Lucent Technologies Inc.                               1.5
       Motorola Inc.                                          3.8
       Octel Communications Corporation                       0.8
       QUALCOMM Inc.                                          1.0
       U.S. Robotics Corporation                              1.9
                                                             ----
                                                             14.5
 VI. Specialty Telecommunication Services:
       AirTouch Communications Inc.                           1.0
       America Online, Inc.                                   3.6
       MFS Communications Co. Inc.                            4.3
       Mobile Telecommunication                               0.6
       NEXTEL Communications Inc.                             0.5
       Orbital Sciences Corporation                           1.4
       Preferred Networks Inc.                                0.2
                                                             ----
                                                             11.6

       Total Telephone Industry                              90.3%
                                                             =====

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on January 18, 1984 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares, 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares and 1.50% maximum sales charge for the Fund's Class D Shares. In addition, the SECcalculation for the Class D Shares reflects the impact of a 1.00% maximum contingent deferred sales charge when the represented time period is less than four years.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares*
January 18, 1984-December 31, 1996

                         S&P       Flag
                                 Investors
                  1/84  $10,687    $ 9,550
                 12/84   10,687     10,986
                 12/85   14,081     14,186
                 12/86   16,714     17,705
                 12/87   17,587     17,971
                 12/88   20,501     21,548
                 12/89   26,920     32,076
                 12/90   27,754     29,655
                 12/91   36,292     36,500
                 12/92   39,064     41,042
                 12/93   42,990     48,477
                 12/94   43,536     45,411
                 12/95   59,875     60,596
                 12/96   73,640     68,750

Flag Investors Telephone Income Fund $68,750
S&P 500 Composite $73,640




Average Annual Total Return*

Periods Ended 12/31/96    1 Year    5 Years   10 Years   Since Inception**
--------------------------------------------------------------------------
Class A Shares             8.35%    12.46%     14.00%         16.04%


 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.

** January 18, 1984.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Change in Value of a $10,000 Investment in Class B Shares*
January 3, 1995-December 31, 1996

                                 S&P     Flag
                                       Investors
                       1/95    $10,000  $10,000
                       3/95     10,692   10,447
                       6/95     11,697   11,263
                       9/95     12,640   12,787
                      12/95     13,397   13,242
                       3/96     14,119   13,474
                       6/96     14,743   14,511
                       9/96     15,205   13,953
                      12/96     16,478   14,510

Flag Investors Telephone Income Fund $14,510
S&P 500 Composite $16,478


Average Annual Total Return*

Periods Ended 12/31/96          1 Year       5 Years   Since Inception**
------------------------------------------------------------------------
  Class B Shares                  9.57%         --           20.52%


 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.

** January 3, 1995.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class D Shares*
April 6, 1993-December 31, 1996

                              S&P       Flag
                                      Investors
                    4/93    $10,000    $ 9,850
                    6/93     10,278     10,165
                   12/93     10,798     10,639
                    6/94     10,421      9,934
                   12/94     10,935      9,987
                    6/95     13,133     11,261
                   12/95     15,041     13,273
                    6/96     16,551     14,571
                   12/96     18,499     14,899

Flag Investors Telephone Income Fund $14,899
S&P 500 Composite $18,499



Average Annual Total Return*

  Periods Ended 12/31/96           1 Year    5 Years   Since Inception**
--------------------------------------------------------------------
  Class D Shares                   10.57%      --           11.26%
 ....................................................................

 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.

** April 6, 1993.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1996


                                                                  Market Value
    Shares                  Security                               (Note 1)
------------------------------------------------------------------------------

 TELEPHONE INDUSTRY--90.3%

Common Stock--90.3%
    220,408      AirTouch Communications Inc.*                     $ 5,565,302
    600,000      America Online, Inc.                               19,950,000
    394,000      Ameritech Corporation                              23,886,250
    224,224      AT&T Corporation                                    9,753,744
    370,000      BCE Inc.                                           17,667,500
    497,608      Bell Atlantic Corporation                          32,220,118
    223,464      BellSouth Corporation                               9,022,359
    366,428      BlackBox Corporation*                              15,115,155
    290,000      BroadBand Technologies Inc.*                        4,277,500
    115,000      CellStar Corporation*                               2,070,000
    595,800      Cincinnati Bell Inc.                               36,716,175
    200,000      DSC Communications Corporation*                     3,575,000
     25,000      Excel Communications Inc.*                            525,000
  1,022,400      Frontier Corporation                               23,131,800
    214,700      General Instrument Corporation*                     4,642,888
    823,320      GTE Corporation                                    37,461,060
    496,841      LCI International Inc.                             10,682,081
    181,235      Lucent Technologies Inc.                            8,382,119
    440,000      MFS Communications Co. Inc.*                       23,980,000
    405,000      Mobile Telecommunication                            3,442,500
    340,000      Motorola Inc.                                      20,867,500
    200,000      NEXTEL Communications Inc.--Class A*                2,612,500
    250,000      Octel Communications Corporation*                   4,375,000
    435,347      Orbital Sciences Corporation*                       7,509,736
  1,373,808      Pacific Telesis Group                              50,487,444
    130,000      Preferred Networks Inc.*                              845,000
    140,000      QUALCOMM Inc.*                                      5,582,500
    969,106      SBC Communications Inc.                            50,151,235
    690,000      Southern New England
                   Telecommunications Corporation                   26,823,750
    128,000      Telefonica de Espana SA ADR                         8,864,000
    500,000      Telefonos de Mexico SA ADR--Series L               16,500,000
    148,000      U.S. Robotics Corporation*                         10,656,000
                                                                  ------------

                 Total Common Stock
                   (Cost $327,639,322)                             497,341,216
                                                                  ------------

FLAG INVESTORS TELEPHONE INCOME FUND
------------------------------------------------------------------------------
Statement of Net Assets (concluded)                          December 31, 1996


  Shares/                                                         Market Value
 Par (000)                   Security                               (Note 1)
------------------------------------------------------------------------------

 NON-TELEPHONE INDUSTRY--8.5%

Common Stock--7.6%
    626,900      Alexander Haagen Properties, Inc.                 $ 9,246,775
    367,774      Conseco Inc.                                       23,445,593
     67,700      Meditrust Corporation                               2,708,000
    100,000      Nationwide Health Properties, Inc.                  2,425,000
    122,128      Simon DeBartolo Group, Inc.                         3,785,968
                                                                  ------------
                 Total Common Stock
                   (Cost $18,040,909)                               41,611,336
                                                                  ------------
Corporate Bond--0.9%
    $ 5,000      HMH Properties, 9.5%, 5/15/05
                   (Cost $4,910,351)                                 5,225,000
                                                                  ------------

                 Total Non-Telephone Industry
                   (Cost $22,951,260)                               46,836,336
                                                                  ------------

 REPURCHASE AGREEMENT--1.0%
      5,410      Goldman Sachs & Co., 6.00%
                   Dated 12/31/96, to be repurchased on
                   1/2/97, collateralized by U.S. Treasury
                   Notes with a market value of $5,518,672.
                   (Cost $5,410,000)                                 5,410,000
                                                                  ------------
Total Investments in Securities--99.8%
 (Cost $356,000,582)**                                             549,587,552
                                                                  ------------
Other Assets in Excess of Liabilities, Net--0.2%                     1,016,790
                                                                  ------------
Net Assets--100.0%                                                $550,604,342
                                                                  ============

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Net Asset Value Per:
  Class A Share
   ($505,371,023 / 32,421,696 shares outstanding)        $15.59(dagger)
                                                        =======
  Class B Share
   ($17,660,516 / 1,138,610 shares outstanding)          $15.51(double daggers)
                                                        =======
  Class D Share
   ($27,572,803 / 1,768,618 shares outstanding)          $15.59(triple daggers)
                                                        =======
Maximum Offering Price Per:
  Class A Share
    ($15.59 / .955)                                      $16.32
                                                        =======
  Class B Share                                          $15.51
                                                        =======
  Class D Share
    ($15.59 / .985)                                      $15.83
                                                        =======

---------------
               * Non-income producing security.

              ** Aggregate cost for federal tax purposes was $352,513,493.

        (dagger) Redemption value is $15.59.

(double daggers) Redemption value is $14.89 following 4.00% maximum contingent deferred sales charge.

(triple daggers) Redemption value is $15.43 following 1.00% maximum contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Statement of Operations

                                                           For the
                                                          Year Ended
                                                           Dec. 31,
------------------------------------------------------------------------------
                                                             1996
Investment Income (Note 1):
   Dividends                                              $14,802,988
   Interest                                                   971,287
     Less: Foreign taxes withheld                            (148,592)
                                                          -----------
            Total income                                   15,625,683
                                                          -----------
Expenses:
   Investment advisory fee (Note 2)                         3,562,609
   Distribution fee (Note 2)                                1,559,921
   Transfer agent fee (Note 2)                                623,604
   Printing and postage                                       191,642
   Accounting fee (Note 2)                                    117,160
   Legal                                                      105,286
   Custodian fees                                              67,181
   Miscellaneous                                               55,576
   Audit                                                       49,511
   Director's fees                                             36,330
   Insurance                                                   17,258
   Registration fees                                           16,940
                                                          -----------
            Total expenses                                  6,403,018
                                                          -----------
   Net investment income                                    9,222,665
                                                          -----------

Realized and unrealized gain on investments:
   Net realized gain from security transactions            44,618,521
   Change in unrealized appreciation or
      depreciation of investments                          13,950,633
                                                          -----------
   Net gain on investments                                 58,569,154
                                                          -----------

Net increase in net assets resulting from operations      $67,791,819
                                                          ===========


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                   For the Year Ended Dec. 31,
--------------------------------------------------------------------------------
                                                      1996             1995
Increase in Net Assets:
Operations:
   Net investment income                           $ 9,222,665   $  14,026,672
   Net realized gain from security transactions     44,618,521      35,372,071
   Change in unrealized appreciation or
     depreciation of investments                    13,950,633      93,655,306
                                                  ------------    ------------
   Net increase in net assets resulting
     from operations                                67,791,819     143,054,049
                                                  ------------    ------------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                 (8,654,688)    (13,188,618)
     Class B Shares                                   (157,647)        (71,352)
     Class D Shares                                   (410,330)       (766,702)
   Net realized short-term gains:
     Class A Shares                                 (3,437,642)       (594,281)
     Class B Shares                                   (118,740)         (6,947)
     Class D Shares                                   (187,069)        (39,689)
   Net realized long-term gains:
     Class A Shares                                (26,060,648)    (31,183,490)
     Class B Shares                                   (896,656)       (411,017)
     Class D Shares                                 (1,420,532)     (2,033,414)
                                                  ------------    ------------
   Total distributions                             (41,343,952)    (48,295,510)
                                                  ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     36,388,229      35,420,420
   Value of shares issued in reinvestment
     of dividends                                   33,751,356      40,313,196
   Cost of shares repurchased                      (77,258,035)   (106,718,217)
                                                  ------------    ------------
   Decrease in net assets derived from
     capital share transactions                     (7,118,450)    (30,984,601)
                                                  ------------    ------------
   Total increase in net assets                     19,329,417      63,773,938

Net Assets:
   Beginning of year                               531,274,925     467,500,987
                                                  ------------    ------------
   End of year                                    $550,604,342   $ 531,274,925
                                                  ------------    ------------



                       See Notes to Financial Statements.



FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)(1)




                                                For the Year Ended
                                                     Dec. 31,                    For the Year Ended Dec. 31,
------------------------------------------------------------------------------------------------------------------------------
                                                        1996            1995             1994             1993           1992
Per Share Operating Performance:
  Net asset value at beginning of year                $ 14.87         $ 12.30          $ 13.70         $ 12.20         $ 11.28
                                                      -------         -------          -------         -------         -------
Income from Investment Operations:
  Net investment income                                  0.27            0.40             0.41            0.42            0.42
  Net realized and unrealized gain/(loss)
    on investments                                       1.67            3.58            (1.27)           1.78            0.93
                                                      -------         -------          -------         -------         -------
  Total from Investment Operations                       1.94            3.98            (0.86)           2.20            1.35
                                                      -------         -------          -------         -------         -------
Less Distributions:
  Distributions from net investment income
    and net realized short-term gains                   (0.38)          (0.41)           (0.44)          (0.42)          (0.42)
  Distributions from net realized
    long-term gains                                     (0.84)          (1.00)           (0.10)          (0.28)          (0.01)
                                                      -------         -------          -------         -------         -------
  Total distributions                                   (1.22)          (1.41)           (0.54)          (0.70)          (0.43)
                                                      -------         -------          -------         -------         -------
  Net asset value at end of year                      $ 15.59         $ 14.87          $ 12.30         $ 13.70         $ 12.20
                                                      =======         =======          =======         =======         =======
Total Return(2)                                         13.46%          33.44%           (6.32)%         18.12%          12.35%
Ratios to Average Daily Net Assets:
  Expenses(3)                                            1.14%           0.93%            0.92%           0.92%           0.92%
  Net investment income(4)                               1.74%           2.85%            3.14%           3.12%           3.81%
Supplemental Data:
  Net assets at end of year (000)                    $505,371        $492,454         $435,805        $469,163        $307,641
  Portfolio turnover rate                                  20%             24%              23%             14%              6%
  Average commissions per share                        $ 0.07(5)           --               --              --              --

-----------------
(1) Computed based upon average shares outstanding.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99%, 0.99%, 0.98% and 1.07% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79%, 3.07%, 3.06% and 3.66% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(5) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

16 & 17

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)(1)
                                                               For the Period
                                              For the Year      Jan. 3, 1995(2)
                                                  Ended            through
                                                Dec. 31,          Dec. 31,
--------------------------------------------------------------------------------
                                                  1996              1995
Per Share Operating Performance:
   Net asset value at beginning of period       $ 14.83            $12.28
                                                -------            ------
Income from Investment Operations:
   Net investment income                           0.19              0.30
   Net realized and unrealized gain
     on investments                                1.63              3.56
                                                -------            ------
   Total from Investment Operations                1.82              3.86
                                                -------            ------
Less Distributions:
   Distributions from net investment
     income and net realized
     short-term gains                             (0.30)            (0.31)
   Distributions from net realized
     long-term gains                              (0.84)            (1.00)
                                                -------            ------
   Total distributions                            (1.14)            (1.31)
                                                -------            ------
   Net asset value at end of period             $ 15.51            $14.83
                                                =======            ======
Total Return(3)                                   12.60%            32.42%
Ratios to Average Daily Net Assets:
   Expenses(4)                                    1.92%             1.70%(6)
   Net investment income(5)                       0.95%             2.13%(6)
Supplemental Data:
   Net assets at end of period (000)            $17,661            $7,504
   Portfolio turnover rate                           20%               24%
   Average commissions per share               $   0.07(7)            --
-----------------
(1) Computed based upon average shares outstanding.

(2) Commencement of operations.

(3) Total return excludes the effect of sales charge.

(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.

(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.

(6) Annualized.

(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND

--------------------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)(1)
                                                                        For the Period
                                                                        Apr. 6, 1993(2)
                                                                           through
                                           For the Year Ended Dec. 31,     Dec. 31,
--------------------------------------------------------------------------------------
                                            1996       1995      1994       1993
Per Share Operating Performance:
   Net asset value at beginning of period  $ 14.87   $ 12.30    $ 13.67   $ 13.21
                                           -------   -------    -------   -------
Income from Investment Operations:
   Net investment income                      0.22      0.34       0.37      0.25
   Net realized and unrealized gain/(loss)
     on investments                           1.67      3.58      (1.20)     0.80
                                           -------   -------    -------   -------
   Total from Investment Operations           1.89      3.92      (0.83)     1.05
                                           -------   -------    -------   -------
Less Distributions:
   Distributions from net investment
     income and net realized
     short-term gains                        (0.33)    (0.35)     (0.42)    (0.31)
   Distributions in excess of net
     investment income                          --        --      (0.02)       --
   Distributions from net realized
     long-term gains                         (0.84)    (1.00)     (0.10)    (0.28)
                                           -------   -------    -------   -------
   Total distributions                       (1.17)    (1.35)     (0.54)    (0.59)
                                           -------   -------    -------   -------
   Net asset value at end of period        $ 15.59   $ 14.87    $ 12.30   $ 13.67
                                           =======   =======    =======   =======

Total Return(3)                              13.00%    32.91%     (6.13)%    8.01%
Ratios to Average Daily Net Assets:
   Expenses(4)                                1.49%     1.28%      1.27%     1.27%(6)
   Net investment income(5)                   1.40%     2.50%      2.81%     2.73%(6)
Supplemental Data:
   Net assets at end of period (000)       $27,573   $31,317    $31,696   $23,481
   Portfolio turnover rate                      20%       24%        23%       14%
   Average commissions per share           $  0.07(7)     --        --         --


----------------
(1) Computed based upon average shares outstanding.

(2) Commencement of operations.

(3) Total return excludes the effect of sales charge.

(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.34%, 1.34% and 1.31% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.

(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.44%, 2.74% and 1.98% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.

(6) Annualized.

(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Notes to Financial Statements


NOTE 1--Significant Accounting Policies

     Flag Investors Telephone Income Fund, Inc. ("the Fund") is organized as a Maryland corporation and commenced operations on January 18, 1984 (the exchange date) when investors received five shares of the Fund in a tax-free exchange for each share of American Telephone & Telegraph Company (AT&T), with rights to the divested Bell regional operating companies attached. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. On April 6, 1993, the Fund began offering Class D Shares. The Class A and Class D Shares each have different sales charges and distribution fees. As of November 18, 1994, Class D Shares were no longer available for sale; however, existing shareholders may reinvest their dividends. On January 3, 1995, the Fund began offering Class B Shares, which have no initial sales charge but are subject to a contingent deferred sales charge on certain shares redeemed within six years of purchase.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Repurchase Agreements--The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement. The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------

NOTE 1--concluded

        counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. Federal Income Tax -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains, if any.

        Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     D. Other -- Security transactions are accounted for on the trade date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Cost for financial reporting purposes includes the value of the securities received in the exchange. For income tax purposes, the tax cost is the basis of the AT&T shares in the hands of the exchanging AT&T shareholders at the date of exchange. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of that portion in excess of $1.5 billion. Prior to April 11, 1996, the annual rates based upon the Fund's average daily net assets were: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion in excess of $300 million.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2--concluded

     As compensation for its sub-advisory services, ABIM receives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of that portion in excess of $1.5 billion.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based upon the Fund's average daily net assets. ICC received $117,160 for accounting services for the year ended December 31, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $623,604 for transfer agent services for the year ended December 31, 1996.

     As compensation for providing distribution services, Alex. Brown & Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares, 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets of Class B Shares and 0.60% of the average daily net assets of Class D Shares. For the year ended December 31, 1996, distribution fees aggregated $1,559,921 of which $1,251,568, $131,771 and $176,582 were attributable to Class A Shares, Class B Shares and Class D Shares, respectively. Alex. Brown received $7,000 of commissions on security transactions from the Fund for the year ended December 31, 1996.

     The Fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through December 31, 1996 was approximately $19,997, and the accrued liability was approximately $68,940.


NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 70 million shares of $.001 par value capital stock (60 million Class A Shares, 5 million Class B Shares, 3 million Class D Shares and 2 million undesignated). Transactions in shares of the Fund are listed on the following pages.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
NOTE 3--continued


                                                        Class A Shares
                                               -------------------------------
                                                  For the           For the
                                                 Year Ended       Year Ended
                                                Dec. 31, 1996    Dec. 31, 1995
                                               --------------   --------------
Shares sold                                        1,730,953       2,145,785
Shares issued to shareholders on
   reinvestment of dividends                       2,022,300       2,674,624
Shares redeemed                                   (4,451,593)     (7,132,553)
                                               --------------  --------------
Net decrease in shares outstanding                  (698,340)     (2,312,144)
                                               ==============  ==============
Proceeds from sale of shares                    $ 26,738,906    $ 28,720,184
Value of reinvested dividends                     30,812,547      37,305,866
Cost of shares redeemed                          (69,090,064)    (97,427,131)
                                               --------------  --------------
Net decrease from capital share transactions    $(11,538,611)   $(31,401,081)
                                               ==============  ==============

                                                       Class B Shares
                                               -------------------------------
                                                                For the Period
                                                   For the      Jan. 3, 1995*
                                                 Year Ended        through
                                                Dec. 31, 1996   Dec. 31, 1995
                                               --------------   --------------
Shares sold                                          628,129         489,011
Shares issued to shareholders on
   reinvestment of dividends                          73,229          32,826
Shares redeemed                                      (68,656)        (15,929)
                                               --------------  --------------
Net increase in shares outstanding                   632,702         505,908
                                               ==============  ==============
Proceeds from sale of shares                     $ 9,649,323      $6,700,236
Value of reinvested dividends                      1,109,830         458,760
Cost of shares redeemed                           (1,071,919)       (229,177)
                                               --------------  --------------
Net increase from capital share transactions     $ 9,687,234      $6,929,819
                                               ==============  ==============

--------------
*Commencement of operations.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3--concluded

                                                       Class D Shares
                                               -------------------------------
                                                  For the           For the
                                                 Year Ended       Year Ended
                                                Dec. 31, 1996    Dec. 31, 1995
                                               --------------   --------------
Shares sold                                              --              --
Shares issued to shareholders on
   reinvestment of dividends                         120,074        183,832
Shares redeemed                                     (456,901)      (655,092)
                                               --------------  --------------
Net decrease in shares outstanding                  (336,827)      (471,260)
                                               ==============  ==============
Proceeds from sale of shares                     $        --    $        --
Value of reinvested dividends                      1,828,979      2,548,570
Cost of shares redeemed                           (7,096,052)    (9,061,909)
                                               --------------  --------------
Net decrease from capital share transactions     $(5,267,073)   $(6,513,339)
                                               ==============  ==============


NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term and U.S. government obligations, aggregated $105,864,301 and $146,174,704, respectively, for the year ended December 31, 1996. There were no purchases or sales of U.S. government obligations for the period.

     On December 31, 1996, net unrealized appreciation for all securities in which there was an excess of value over tax cost was $197,074,059, of which $210,460,413 related to appreciated securities and $13,386,354 related to depreciated securities.

NOTE 5--Net Assets

     On December 31, 1996, net assets consisted of:

Paid-in capital:
   Class A Shares                                                $302,803,079
   Class B Shares                                                  16,617,054
   Class D Shares                                                  23,659,797
Accumulated net realized gain from securities transactions         13,937,442
Unrealized appreciation of investments                            193,586,970
                                                                 ------------
                                                                 $550,604,342
                                                                 ============

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Telephone Income Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Telephone Income Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Telephone Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
February 4, 1997

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Dividend Declaration

                            1996 Year-End Dividend

     For calendar 1996, the Board of Directors has declared the following per share distribution payable on December 30, 1996 to shareholders of record on December 20, 1996.

                           Class A   Class B  Class D
                           Shares    Shares   Shares
                           -------   -------  -------
Income                      $.110    $.110     $.110
Long-term
  capital gains              .780     .780      .780
                            -----    -----     -----
Total distributions         $.890    $.890     $.890

                    Dividends for Calendar 1996
     Total dividends declared for calendar 1996 are as follows:

                                 Class A    Class B      Class D
                                  Shares     Shares      Shares
                                 -------    -------      -------
Income                           $ .380      $ .295       $ .328
Long-term
  capital gains                    .840        .840         .840
                                 ------      ------       ------
Total distributions              $1.220      $1.135       $1.168

     Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Directors and Officers


                              TRUMAN T. SEMANS
                                  Chairman

        JAMES J. CUNNANE                                LIAM D. BURKE
            Director                              Executive Vice President

      CHARLES W. COLE, JR.                          HOBART C. BUPPERT, II
            Director                                   Vice President

         RICHARD T. HALE                                 LEE S. OWEN
            Director                                   Vice President

         JOHN F. KROEGER                               GARY V. FEARNOW
            Director                                   Vice President

          LOUIS E. LEVY                              EDWARD J. VEILLEUX
            Director                                   Vice President

       EUGENE J. MCDONALD                              SCOTT J. LIOTTA
            Director                                   Vice President

        REBECCA W. RIMEL                              JOSEPH A. FINELLI
            Director                                      Treasurer

       CARL W. VOGT, ESQ.                             EDWARD J. STOKEN
            Director                                      Secretary

        BRUCE E. BEHRENS                             LAURIE D. COLLIDGE
            President                                Assistant Secretary

      J. DORSEY BROWN, III
    Executive Vice President

Investment Objective

A mutual fund designed to provide current income and long-term growth of capital through a professionally managed portfolio of securities primarily engaged in the telephone industry.

This page intentionally left blank.

    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

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                                 FLAG INVESTORS

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                                    Balanced
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                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
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                                 Current Income
                    Flag Investors Cash Reserve Prime Shares



                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG
                                Distributed by:
                               ALEX. BROWN &SONS
                                  INCORPORATED